SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 3-52472

Date of Report: January 2, 2007

PINGCHUAN PHARMACEUTICAL, INC.

(Exact name of registrant as specified in its charter)

North Carolina	58-2258912
(State of Other Jurisdiction of Incorporation or organization)	(I.R.S.Employer Identification No.)

131 Shizi Street, Nangang District, Harbin Heilongjiang F4, P.R. China	150000
(Address of principal executive offices)	Zip Code

011-86451-8271-3712

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendment to Articles of Incorporation

Effective on January 2, 2007, Pingchuan Pharmaceutical, Inc. filed with the Secretary of State of the State of North Carolina Articles of Amendment to its Articles of Incorporation.  The amendment effected a reverse stock split of the corporation’s common stock in the ratio of 1:6.

Item 9.01

Financial Statements and Exhibits

Exhibits

3-a

Articles of Amendment to Articles of Incorporation filed as of January 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINGCHUAN PHARMACEUTICAL, INC.

Dated:  January 4, 2007

By: /s/  Zhang Chunman

      Zhang Chunman, President